                                                                   Exhibit 10.39


                     AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

         This Amendment No. 1 to Employment Agreement (this "Amendment") is made and entered into as of May 31, 2000, by and between Werner Co., a Pennsylvania corporation (the "Company"), and Robert P. Tamburrino ("Executive").

         WHEREAS, the Company and Executive desire to enter into this Amendment to amend certain terms of the Employment Agreement (the "Agreement").

         NOW THEREFORE, the Company and Executive agree as follows:

         1.       AMENDMENT TO PERFORMANCE BASED COMPENSATION.

         Section 3.2 of the Agreement shall be amended by deleting the first paragraph and chart and replacing with the following:

         In addition to the Base Salary provided for in Section 3.1 hereof, commencing for the fiscal year 2000, Executive shall be eligible to receive an annual cash bonus (prorated based on service) earned during the calendar year in an amount equal to 70% of the Base Salary in effect at the end of such calendar year based upon the extent to which Werner Holding Co. (PA), Inc.'s ("Holdings") consolidated Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA"), as defined in EXHIBIT 1 hereto, equals or exceeds the percentages of target annual EBITDA with respect to such fiscal year in accordance with the attached Exhibit 3.

         2.       REMAINING PROVISIONS.

         All provisions of the Agreement not otherwise amended by this Amendment shall remain in full force and effect.

         IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                                WERNER CO., a Pennsylvania
                                                Corporation

                                                By:      _____________________
                                                Name:    Dennis G. Heiner
                                                Title:   President and CEO



                                                EXECUTIVE

                                                ------------------------------
                                                Robert P. Tamburrino

                                    EXHIBIT 3
                                    ---------
                                  WERNER PERCS

                     VARIABLE PAY BONUS COMPENSATION SYSTEM
                                EMPLOYEE SUMMARY

OBJECTIVE
---------
The objective of the Werner Variable Pay Bonus Compensation System is to motivate associates to achieve exceptional EBITDA performance by providing substantial financial rewards when such performance is attained.

ELIGIBILITY
-----------
Participating associates shall be approved by the Board of Directors each year. Participants must hold a position which impacts profitability and strategy, generally Job Grade 12 and above or currently participating in the Company's variable pay bonus program. Individuals impacting profitability, in lower grades, may also be considered.

To be eligible a participant must be employed, designated and otherwise eligible by June 30th and remain a participant for a minimum of six (6) months. Awards generally will be prorated for participants who do not participate for a full year.

At any time during the year, the Board may also designate new participants in its sole discretion.

Only Board approved associates of the Company or its subsidiaries will be eligible to participate in the Plan. Once a participant ceases to be an employee, whether voluntarily or involuntarily, he or she shall automatically cease to be a participant in the Plan, and shall cease to be entitled to receive an award unless the participant retires, dies or becomes permanently disabled, as noted herein. Participants must be employed by the Company at the time the bonus is paid, unless the participant has retired, becomes permanently disabled or is deceased (in which case, payment shall be made to the participants estate).

An associate's participation in the Plan in any prior year(s) does not give the associate the right to be a participant in the Plan in the current year or in any subsequent year.

No associate shall be a participant in the Plan during any year in which he or she is a participant in any other annual incentive plan of the Company or any of its subsidiaries.

ADMINISTRATION
--------------
The Board shall determine whether awards will be granted. The Board will also determine which participants will receive an award and the amount of each award, in its sole discretion. Due consideration will be given to the award guidelines, performance against financial objectives, individual participant performance against objectives, the recommendations of the Chief Executive Officer and the appropriate Executive and Management Leadership Team representative(s) and such other factors as the Board may deem appropriate, in its sole discretion.

Payments will be made in cash as soon as practical after audited financial results are available, normally by March 15th of each year, to participants who are regular full-time employees on the date of payment. Federal, State and/or local taxes or other similar payments required by law will be withheld with respect to such payments, but no 401(k) or other similar deductions will be made.

The Board will make bonus payments at a level commensurate with the Corporation's overall performance, including adjustments consistent with past bonus and current stock option plans (i.e. accrued costs for acquisitions, extraordinary expenditures, unbudgeted gains/losses arising from a change in accounting, etc.) as follows:

             EBITDA PERFORMANCE                  POOL & INDIVIDUAL
             ------------------                  -----------------
                       TO TARGET                 % OF TARGET BONUS
                       ---------                 -----------------
                           110%                         130%
                           105%                         115%
                           100%                         100%
                            95%                          75%
                            90%                          50%
                  less than 90%                           0%

The bonus is calculated by multiplying 50% times the individuals EBITDA Target bonus percent, times the individuals bonus percent to get the EBITDA portion of the bonus percentage. Then the Personal Performance Factor ("PPF") portion is calculated by multiplying 50% times the individuals EBITDA Target bonus percent, times the individuals bonus percent times their PPF rating. Finally, the two (2) percentages are added together to get the final bonus percentage.

Under this format, it is possible for individuals to earn awards greater or less than the formula, however, there shall be a calculated fixed bonus pool for each year and a cap on each individual target bonus of 150% of the participant's target bonus percent. In the event that the sum of all individual bonus's exceed the fixed bonus pool, each individual bonus will be proportionately reduced so that the total pay out does not exceed the fixed bonus pool. However, additional funding can be attained if business exceeds budgeted EBITDA and the Company makes significant progress against strategic objectives as determined by the Board of Directors.

No person shall have any claim or right to be granted an award under the Plan. The decisions to pay or not to pay an award, the amount of the award to be paid, and to whom an award will be paid, shall be made by the Board, in its sole discretion. The Board may pay an award even when the results would not otherwise call for an award payment. Likewise, the Board may elect not to pay awards even when minimum objectives are met.

Any exceptions to the Plan must be approved in writing by the Chief Executive Officer based on approval of the Board.

Nothing in the Plan or in any action taken hereunder shall affect the Company's right to terminate at any time and for any reason the employment of any employee who is a participant in the Plan.

The Plan may be amended, suspended, terminated or reinstated in whole or in part by the Board of Directors.

               WERNER PERCS VARIABLE PAY BONUS COMPENSATION SYSTEM
               ---------------------------------------------------

KEY COMPONENTS
--------------

         Core Funding Pool
         -----------------
         Total dollars calculated by summing the total of each individual's particular target bonus percent multiplied by their base salary multiplied by EBITDA adjustment factor as indicated in the 2000 EBITDA Target chart below. Under this format, it is possible for individuals to earn awards greater or less than the formula; however, there shall be a calculated fixed bonus pool for each year. In the event that the sum of all individual bonus's exceed the fixed bonus pool, each individual bonus will be proportionately reduced so that the total pay out does not exceed the fixed bonus pool.


                                                        2000 EBITDA TARGET
            ------------------------------------------------------------------------------------------------------
            $ (in millions)     % of Target            EBITDA Adjustment Factor      Potential          Total
                                                           % of Target Bonus         Additional
                                                                                      Funding
            ------------------------------------------------------------------------------------------------------
  less than $67.05               less than 90%                     0%                    0                0%
            ------------------------------------------------------------------------------------------------------
            $67.05                         90%                    50%                    0               50%
            ------------------------------------------------------------------------------------------------------
            $70.775                        95%                    75%                    0               75%
            ------------------------------------------------------------------------------------------------------
            $74.5                         100%                   100%                   20%             120%
            ------------------------------------------------------------------------------------------------------
            $78.225                       105%                   115%                   20%             135%
            ------------------------------------------------------------------------------------------------------
            $81.95                        110%                   130%                   20%             150%
            ------------------------------------------------------------------------------------------------------

         Potential Additional Funding - Strategic Objectives
         ---------------------------------------------------
         Additional plan funding can be attained if business exceeds budgeted EBITDA and makes significant progress against strategic objectives as determined by the Board of Directors.

         Strategic Objectives are identified separately.

         The Board of Directors, in its sole discretion, can approve additional funding up to 20% for exceptional financial performance and significant progress against strategic objectives. Therefore, the total pool could be funded at 150% of target (130% maximum based upon EBITDA results and an additional 20% based on significant progress of strategic objectives).

         The decisions to pay or not to pay an award, the amount of the award to be paid, and to whom an award will be paid, shall be made by the Board, in its sole discretion. The Board may pay an award even when the results would not otherwise call for an award payment. Likewise, the Board may elect not to pay awards even when minimum objectives are met.

ADMINISTRATION
--------------
Each individual participant in the program will be evaluated and performance rated to reflect their own attainment of individual goals on a measure of 0 -
1.5 measured in 1/10th increments.


Example:
---------------------------------------------------------------------------------------
 Personal Performance
   Factor/Modifier
        (PPF)           Description
---------------------------------------------------------------------------------------
          0             Did not attain any individual goals
---------------------------------------------------------------------------------------
          .5            Attained some individual goals
---------------------------------------------------------------------------------------
          .8            Attained most individual goals
---------------------------------------------------------------------------------------
         1.0            Attained all individual goals
---------------------------------------------------------------------------------------
         1.2            Exceeded individual goals
---------------------------------------------------------------------------------------
         1.5            Outstanding performance, greatly exceeded all individual goals
---------------------------------------------------------------------------------------

Individual bonus payout has two (2) components:

         1. 50% of individual's target bonus is based upon Enterprise Financial Results (EBITDA) which may be adjusted consistent with past bonus and current stock option plans (i.e. accrued costs for acquisitions, extraordinary expenditures, unbudgeted gains/losses arising from a change in accounting, etc.).

         2.   50% of individual's bonus is based upon personal factors.

Therefore, a bonus can be "0" if the Company does not meet minimum EBITDA target (if EBITDA is less than 90%) or up to a maximum of 1.5 times the individual target if the Company achieves 110% of EBITDA Target and the individual receives a 1.5 personal performance factor/modifier.


EXAMPLES:
---------
                  -------------------------------------------------- -------------------------

                  Individual       Salary                                 Bonus Percent
                  -------------------------------------------------- -------------------------
                               1.  $ 50,000                                    10%
                  -------------------------------------------------- -------------------------
                               2.  $ 75,000                                    15%
                  -------------------------------------------------- -------------------------
                               3.  $125,000                                    20%
                  -------------------------------------------------- -------------------------
                               4.  $175,000                                    50%
                  -------------------------------------------------- -------------------------
                               5.  $250,000                                    70%
                  -------------------------------------------------- -------------------------
                               6.  $300,000                                    95%
                  -------------------------------------------------- -------------------------

To calculate the bonus amount, take 75% times the individuals EBITDA Target bonus percent, times the individuals bonus % to get the EBITDA portion of the bonus % and for the PPF portion, multiply 25% times the individuals EBITDA Target bonus percent, times the individuals bonus % times their PPF rating. Add these two (2) percentages together to get the final bonus percentage. See examples below

FOR THE FOLLOWING EXAMPLES, ASSUME THAT THE TOTAL BONUS POOL HAS ADEQUATE FUNDING EXCEPT FOR EXAMPLE #4.

1) Individual #1 above, assuming the Company reaches 95% of EBITDA and the individuals PPF = .5
                           EBITDA           PPF
         Bonus = 50% (75% x 10%) + 50% (75% x 10% x .5)
                           3.75%            +        1.875%

         Total Bonus Percentage = 5.625%
                  [5.625% x $50,000]

         Bonus = $2,812.50

2) Individual #2 above, assuming the Company reached 90% of EBITDA and the individuals PPF = .9

                           EBITDA           PPF
         Bonus = 50% (50% x 15%) + 50% (50% x 15% x .9)
                           3.75%            +        3.375%

         Total Bonus Percentage = 7.125%
                  [7.125% x $75,000]

         Bonus = $5,343.75

3) Individual #3 above, assuming the Company reached 110% of EBITDA and the individuals PPF = 0

                           EBITDA           PPF
         Bonus = 50% (130% x 20%) + 50% (130% x 20% x 0)
                           13.0%            +         0%

         Total Bonus Percentage = 13.0%
              [13.0% x $125,000]

         Bonus = $16,250.00

4) Individual #4 above, assuming the Company reached 100% of EBITDA and the individuals PPF = 1.5
                           EBITDA           PPF
         Bonus = 50% (100% x 50%) + 50% (100% x 50% x 1.5)
                           25%                       +        37.5%

         Total Bonus Percentage = 56.25
                  [62.5% x $175,000]

         Total of all bonuses = 110% of total authorized bonus pool, therefore bonuses must be proportionately reduced by pro-rata. (Ex. If pool = $1,425,647 and total bonuses = $1,568,212, would need to reduce each individual by 10%)

         Bonus = $109,375 less proportionate reduction of $10,937.50

         Total Final Bonus = $98,437.50

5) Individual #5 above, assuming the Company reached 100% of EBITDA, plus additional 20% and the individuals PPF = 1.3

                           EBITDA           PPF
         Bonus = 50% (120% x 70%) + 50% (120% x 70% x 1.3)
                           42%              +         54.6%

         Total Bonus Percentage = 96.6%
              [96.6% x $250,000]

         Bonus = $241,500

6) Individual #5 above, assuming the Company reached 110% of EBITDA, plus additional 20% and the individuals PPF = 1.5

                           EBITDA           PPF
         Bonus = 50% (150% x 95%) + 50% (150% x 95% x 1.5)
                           71.25%       +         106.875%

         Total Bonus Percentage = 178.125%
                  [Maximum of 142.5% (150% OF 95% TARGET BONUS) x $300,000]

         Bonus = $427,500


------------------------------------------------------------------------------------------------------------------------
ACTUAL EBITDA $              (less than) $67.05M            $67.05M                 $70.775M                 $74.5M
------------------------------------------------------------------------------------------------------------------------
ACTUAL EBITDA % OF TARGET  (less than) 90%          90%                      95%                     100%
------------------------------------------------------------------------------------------------------------------------
% OF TARGET BONUS % FOR INDIVIDUAL      0%          50%                      75%                     100%
& POOL
------------------------------------------------------------------------------------------------------------------------
   TARGET BONUS % OF BASE SALARY                Minimum %   Maximum %    Minimum %   Maximum %    Minimum %   Maximum %
------------------------------------------------------------------------------------------------------------------------
                10%                     0         2.50%       6.25%        3.75%       9.38%        5.00%      12.50%
------------------------------------------------------------------------------------------------------------------------
                15%                     0         3.75%       9.38%        5.63%       14.06%       7.50%      18.75%
------------------------------------------------------------------------------------------------------------------------
                20%                     0         5.00%       12.50%       7.50%       18.75%      10.00%      25.00%
------------------------------------------------------------------------------------------------------------------------
                25%                     0         6.25%       15.63%       9.38%       23.44%      12.50%      31.25%
------------------------------------------------------------------------------------------------------------------------
                30%                     0         7.50%       18.75%      11.25%       28.13%      15.00%      37.50%
------------------------------------------------------------------------------------------------------------------------
                35%                     0         8.75%       21.88%      13.13%       32.81%      17.50%      43.75%
------------------------------------------------------------------------------------------------------------------------
                40%                     0        10.00%       25.00%      15.00%       37.50%      20.00%      50.00%
------------------------------------------------------------------------------------------------------------------------
                45%                     0        11.25%       28.13%      16.88%       42.19%      22.50%      56.25%
------------------------------------------------------------------------------------------------------------------------
                50%                     0        12.50%       31.25%      18.75%       46.88%      25.00%      62.50%
------------------------------------------------------------------------------------------------------------------------
                55%                     0        13.75%       34.38%      20.63%       51.56%      27.50%      68.75%
------------------------------------------------------------------------------------------------------------------------
                60%                     0        15.00%       37.50%      22.50%       56.25%      30.00%      75.00%
------------------------------------------------------------------------------------------------------------------------
                65%                     0        16.25%       40.63%      24.38%       60.94%      32.50%      81.25%
------------------------------------------------------------------------------------------------------------------------
                70%                     0        17.50%       43.75%      26.25%       65.63%      35.00%      87.50%
------------------------------------------------------------------------------------------------------------------------
                75%                     0        18.75%       46.88%      28.13%       70.31%      37.50%      93.75%
------------------------------------------------------------------------------------------------------------------------
                80%                     0        20.00%       50.00%      30.00%       75.00%      40.00%      100.00%
------------------------------------------------------------------------------------------------------------------------
                85%                     0        21.25%       53.13%      31.88%       79.69%      42.50%      106.25%
------------------------------------------------------------------------------------------------------------------------
                90%                     0        22.50%       56.25%      33.75%       84.38%      45.00%      112.50%
------------------------------------------------------------------------------------------------------------------------
                95%                     0        23.75%       59.38%      35.63%       89.06%      47.50%      118.75%
------------------------------------------------------------------------------------------------------------------------
               100%                     0        25.00%       62.50%      37.50%       93.75%      50.00%      125.00%
------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------
ACTUAL EBITDA $                             $78.225M                 $81.95M
-------------------------------------------------------------------------------------
ACTUAL EBITDA % OF TARGET              105%                     110%
-------------------------------------------------------------------------------------
% OF TARGET BONUS % FOR INDIVIDUAL     115%                     130%
& POOL
-------------------------------------------------------------------------------------
   TARGET BONUS % OF BASE SALARY    Minimum %    Maximum %   Minimum %   Maximum %
-------------------------------------------------------------------------------------
                10%                   5.75%       14.38%       6.50%       15.00%
-------------------------------------------------------------------------------------
                15%                   8.63%       21.56%       9.75%       22.50%
-------------------------------------------------------------------------------------
                20%                   11.50%      28.75%       13.00%      30.00%
-------------------------------------------------------------------------------------
                25%                   14.38%      35.94%       16.25%      37.50%
-------------------------------------------------------------------------------------
                30%                   17.25%      43.13%       19.50%      45.00%
-------------------------------------------------------------------------------------
                35%                   20.13%      50.31%       22.75%      52.50%
-------------------------------------------------------------------------------------
                40%                   23.00%      57.50%       26.00%      60.00%
-------------------------------------------------------------------------------------
                45%                   25.88%      64.69%       29.25%      67.50%
-------------------------------------------------------------------------------------
                50%                   28.75%      71.88%       32.50%      75.00%
-------------------------------------------------------------------------------------
                55%                   31.63%      79.06%       35.75%      82.50%
-------------------------------------------------------------------------------------
                60%                   34.50%      86.25%       39.00%      90.00%
-------------------------------------------------------------------------------------
                65%                   37.38%      93.44%       42.25%      97.50%
-------------------------------------------------------------------------------------
                70%                   40.25%      100.63%      45.50%     105.00%
-------------------------------------------------------------------------------------
                75%                   43.13%      107.81%      48.75%     112.50%
-------------------------------------------------------------------------------------
                80%                   46.00%      115.00%      52.00%     120.00%
-------------------------------------------------------------------------------------
                85%                   48.88%      122.19%      55.25%     127.50%
-------------------------------------------------------------------------------------
                90%                   51.75%      129.38%      58.50%     135.00%
-------------------------------------------------------------------------------------
                95%                   54.63%      136.56%      61.75%     142.50%
-------------------------------------------------------------------------------------
               100%                   57.50%      143.75%      65.00%     150.00%
-------------------------------------------------------------------------------------

Note: Maximum percentage is capped to 150% of target bonus percent. This chart does not show any calculations for the potential additional 20% funding.


------------------------------------------------------------------------------------------------------------
           Personal Performance Objectives
------------------------------------------------------------------------------------------------------------
Bonus Participant Name:                                                                         Supervisor: ______________________
------------------------------------------------------------------------------------------------------------
Key Performance Objectives                             Weight             Measurement of Success
------------------------------------------------------------------------------------------------------------
1.                                                           %
------------------------------------------------------------------------------------------------------------
2.                                                           %
------------------------------------------------------------------------------------------------------------
3.                                                           %
------------------------------------------------------------------------------------------------------------
4.                                                           %
------------------------------------------------------------------------------------------------------------
5.                                                           %
------------------------------------------------------------------------------------------------------------
6.                                                           %
------------------------------------------------------------------------------------------------------------
7.                                                           %
------------------------------------------------------------------------------------------------------------
TOTAL                                                   100%
------------------------------------------------------------------------------------------------------------
ESTABLISHING KEY PERFORMANCE OBJECTIVES:
------------------------------------------------------------------------------------------------------------
                                                               1 This is general guidance for performance
------------------------------------------------------------------------------------------------------------
________________________________      _______                  rating.  You can use any number between
------------------------------------------------------------------------------------------------------------
Participant                            Date                    0 - 1.5 in 1/10ths.

------------------------------------------------------------------------------------------------------------
________________________________      _______                  0 - Did not attain any individual goals
------------------------------------------------------------------------------------------------------------
Supervisor                             Date                    .5 - Attained some individual goals
------------------------------------------------------------------------------------------------------------
                                                               .8 - Attained most individual goals
------------------------------------------------------------------------------------------------------------
________________________________      _______                  1.0 - Attained all individual goals
------------------------------------------------------------------------------------------------------------
Executive Leadership Team              Date                    1.2 - Exceeded individual goals
------------------------------------------------------------------------------------------------------------
Representative                                                 1.5 - Outstanding performance, greatly
------------------------------------------------------------------------------------------------------------
                                                                         exceeded all individual goals
------------------------------------------------------------------------------------------------------------
CEO                                    Date                    2 Personal Performance Factor/Modifier =
------------------------------------------------------------------------------------------------------------
                                                               Performance Rating x Percentage Weight
------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------
           Personal Performance Objectives
---------------------------------------------------------------------------------------------------------------
Bonus Participant Name:
---------------------------------------------------------------------------------------------------------------
Key Performance Objectives                                             Results                  Rating(1)PPF(2)
---------------------------------------------------------------------------------------------------------------
1.
---------------------------------------------------------------------------------------------------------------
2.
---------------------------------------------------------------------------------------------------------------
3.
---------------------------------------------------------------------------------------------------------------
4.
---------------------------------------------------------------------------------------------------------------
5.
---------------------------------------------------------------------------------------------------------------
6.
---------------------------------------------------------------------------------------------------------------
7.
---------------------------------------------------------------------------------------------------------------
TOTAL
---------------------------------------------------------------------------------------------------------------
ESTABLISHING KEY PERFORMANCE OBJECTIVES:            RESULTS:
---------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
________________________________      _______       ________________________________              _______
---------------------------------------------------------------------------------------------------------------
Participant                            Date         Participant                                    Date
---------------------------------------------------------------------------------------------------------------
________________________________      _______       ________________________________              _______
---------------------------------------------------------------------------------------------------------------
Supervisor                             Date         Supervisor                                     Date
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
________________________________      _______       ________________________________              _______
---------------------------------------------------------------------------------------------------------------
Executive Leadership Team              Date         Executive Leadership Team                      Date
---------------------------------------------------------------------------------------------------------------
Representative                                      Representative
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
CEO                                    Date         CEO                                            Date
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------